906 CERTIFICATION OF CERTIFYING OFFICER

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Yearly Report On Form 10-K of Zion Nevada Corporation for the Year Ended December 31, 2008 I, Shawn Wright, Chief Executive Officer and Chief Financial Officer of Zion Nevada Corporation hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1.   Such Yearly Report on Form 10-K for the year ended December 31, 2008 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The information contained in such Yearly Report on Form 10-K for the year ended December 31, 2008 fairly presents, in all material respects, the financial condition and results of operations of Zion Nevada Corporation

Dated:  March 18, 2009

ZION NEVADA CORPORATION

By: /s/ Shawn Wright
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Chief Executive Officer and
Chief Financial Officer